UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

February 24, 2004
Date of Report (date of Earliest Event Reported)

ISOLAGEN, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	0-12666 (Commission File No.)	87-0458888 (I.R.S. Employer Identification No.)

2500 Wilcrest, 5th Floor, Houston, Texas 77042
(Address of principal executive offices and zip code)

(713) 780-4754
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed from last report)

Item 5. Other Events
SIGNATURE
EXHIBIT INDEX
Press Release dated February 24, 2004

Item 5. Other Events.

     On February 24, 2004, the Company issued a press release relating to additional support for results in Phase I Dental Study. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The reader is advised to read the press release in its entirety.

[THE SIGNATURE PAGE FOLLOWS.]

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISOLAGEN, INC.
Date: February 24, 2004	By:	/s/ Jeffrey W. Tomz
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated February 24, 2004, 9:00 AM Eastern Time.